                                                                   Exhibit 10.43


                             SECURED PROMISSORY NOTE

$828,720                                                    September 9, 1996

      FOR VALUE RECEIVED, the undersigned RSL COMMUNICATIONS PLC, a United Kingdom corporation (the "Payor"), promises to pay to the order of RICHARD P. REBETTI, JR. (the "Payee") the principal sum of Eight Hundred Twenty-Eight Thousand Seven Hundred Twenty U.S. DOLLARS ($828,720) together with interest thereon at the rate set forth below in Section 2, at the offices of International Telecommunications Group, Ltd., EAB Plaza West Tower, 8th Floor, Uniondale, New York 11556, or at such other place as the Payee may from time to time designate.

      The following terms shall apply to this Note:

      1. PAYMENTS. The principal amount on this promissory note (the "Note") shall be payable in 3 annual installments of $276,240 each, payable on September 9, 1997, September 9, 1998 and September 9, 1999 (collectively, the "Installment Dates").

      2. INTEREST. The Payor shall pay interest from the date of this Note, quarterly in arrears, at the rate equal to the higher of 6% per annum or the lowest applicable Federal rate on the date of this Note, on the unpaid principal balance hereof which shall be due and payable on the first day of each of January, April, July and October, (each a "Quarterly Payment Date"), commencing on the first Quarterly Payment Date following the date of this Note.

      3. PAYMENT NOT ON A BUSINESS DAY. If any payment of principal of or interest on this Note shall become due on a Saturday, Sunday or a public holiday under the laws of the State of New York or the United States of America, such payment shall be made on the next succeeding business day and such extension of time shall in such case be included in computing interest in connection with such payment.

      4. PREPAYMENT. The Payor may at any time prepay this Note, in whole or in part, without premium or penalty. All amounts paid by the Payor shall first be applied to principal due hereunder and then to accrued interest.

      5. SECURITY INTEREST. In order to secure the full and punctual payment of all obligations of the Payor under this Note, the Payor hereby grants to the Payee a security interest in all rights and interests of the Payor in 8,632.50 shares (the "Shares") of the common stock, par value $0.01 per share, of

International Telecommunications Group, Ltd. owned by the Payor, provided, that at each Installment Date at which principal and interest is timely paid to the Payee pursuant to the terms of this Note, one-third of the Shares shall be released from the pledge hereunder and shall then be released from any restrictions on transfer contained herein, all pursuant to the terms of a stock pledge and security agreement (the "Security Agreement"), dated September 9, 1996, by and between the Payor and the Payee, in the form attached hereto as Exhibit A. The Payor represents and warrants to the Payee that the fair market value of such Shares is currently at least equal to the principal amount of the aggregate of the loan hereto and that all such Shares are owned by the Payor free and clear of any existing liens, charges or encumbrances. The Payor shall, in such manner and form as the Payee may at any time and from time to time reasonably require, execute, deliver, file and record all security agreements, pledge agreements, security assignments, or other documents or instruments and take all other actions that may be necessary or desirable, or that Payee may request, in order to create, preserve or perfect the foregoing security interest.

     6. RESTRICTIONS ON TRANSFER OF SHARES. So long as this Note is outstanding, the Payor shall not assign, transfer or grant any security interest in any of the Shares which continue to be subject to the lien created in the Security Agreement without the prior written consent of the Payee.

     7. COSTS AND EXPENSES. The Payor shall pay all reasonable costs and expenses, including reasonable attorneys' fees, incurred by the Payee in collecting or enforcing this Note.

     8. DEFAULTS. (a) The occurrence of any of the following shall constitute an "Event of Default":

        (i) the Payor shall fail to pay when due within five days of the Installment Date or Quarterly Payment Date, as applicable, any amounts required to be paid hereunder;

        (ii) a case or proceeding shall have been commenced against the Payor in a court having competent jurisdiction seeking a decree or order in respect of the Payor (A) under any applicable bankruptcy or other similar law, which is not dismissed within 60 days with respect to an involuntary case, (B) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of the Payor or of any of its properties, or (C) ordering the winding-up or liquidation of the affairs of the Payor;

        (iii) the Payor shall (A) file a petition seeking relief under any applicable bankruptcy or other similar law, (B) consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of the Payor or of any of its properties, (C) fail generally to pay its debts as such debts become due, or (D) take any corporate or other action in furtherance of any such action; or

        (iv) the Payor shall default on its obligations under the Security Agreement or the Stock Purchase Agreement among Payor, Payee and International Telecommunications Group, Ltd., dated as of September 9, 1996, or any guaranty thereof.

     (b) The Payor shall notify the Payee of the occurrence of any Event of Default promptly after the payor obtains knowledge thereof.

     (c) Upon the occurrence of any Event of Default, all amounts payable hereunder, including all accrued interest, shall automatically and immediately become due and payable.

     9. LATE PAYMENT CHARGE. In the event that the Payor fails to make any payment of principal and/or interest under this Note within 5 days after it becomes due and payable hereunder, then the Payor shall promptly pay to the Payee, in addition to other amounts owing hereunder, a late payment charge of 5% of that portion of the principal and/or interest which was due and payable hereunder and has not been paid in such 5-day period.

     10. MODIFICATION. No modification, alteration or change of any of the provisions hereof shall be effective unless in writing and signed by the Payor and the Payee and only to the extent set forth therein.

     11. WAIVERS. (a) The Payor and all endorsers, sureties and guarantors of this Note hereby jointly and severally waive presentment, demand for payment, notice of dishonor, notice of protest, and protest in connection with the delivery, acceptance, performance, default, endorsement or guaranty of this Note.

       (b) No delay by the Payee in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise. No waiver or modification of the terms hereof shall be valid unless set forth in writing by the Payee.

     12. BINDING NATURE. This Note shall inure to the benefit of and be enforceable by the Payee and its successors and assigns and shall be binding and enforceable against the Payor and its successors and assigns. In the event that the Payor assigns its obligations hereunder, the Payor shall immediately notify the Payee of such assignment, and shall remain liable for the fulfillment of its obligations hereunder.

     13. SEVERABILITY. It is the desire and intent of the parties that the provisions of this Note be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any provision of this Note would be held to be invalid, prohibited or unenforceable in any jursidiction for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Note or affecting the validity or enforceability of such provision in any other jurisiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Note or affecting the validity or enforceability of such provision in any other jurisdiction.

     14. GOVERNING LAW; JURISDICTION. This Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law. Any action or proceedings to enforce or arising out of this Note may be commenced in any court of the State of New York or in the United States District Court for the Southern District of New York. The Payor agrees that venue will be proper in such courts in any such matters, and agrees that New York is the most convenient forum for litigation in any suit, action or legal proceeding. The Payor agrees that a final judgment in any such action or proceeding may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     15. GOVERNING LAW; CONSENT TO JURISDICTION; VENUE WAIVER; WAIVER OF JURY TRIAL. The validity, interpretation and effect of this Agreement shall be governed by the laws of the State of New York applicable to contracts entered into and to be performed entirely within such state. The Payor hereby consents to the nonexclusive jurisdiction of all courts in said State and hereby waives all right to trial by jury in any action, suit or proceeding brought to enforce or defend any rights or remedies under this Agreement.

     16. CONFESSED JUDGMENT. Upon the occurrence of an Event of Default hereunder, the Payor hereby authorizes any attorney designated by the Payee or any clerk of any court of record to appear for the Payor in any court of record and confess judgment against the Payor, without prior hearing, in favor of the Payee for, and in an amount equal to, the full amount then due and payable by the Payor hereunder, all other amounts then due and payable by the Payor to the Payee under the provisions of this Note, costs of suit and attorneys' fees of 15% of the amount of such obligations. In connection therewith, the Payor hereby releases, to the extent permitted by applicable laws, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which the Payor may otherwise be entitled under the applicable laws now in force and which may hereafter be enacted, including, without limitation, those of the United States of America. The authority and power to appear for and enter judgment against the Payor shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdictions as often as the Payee shall deem necessary and desirable, for all of which this Note shall be sufficient warrant.

     17. GUARANTY. RSL Communications, Ltd., a Bermuda corporation, irrevocably and unconditionally guarantees the timely and complete fulfillment of the Payor's obligations hereunder.

     IN WITNESS WHEREOF, the Payor has executed this Note on the date first above written.

                                    RSL COMMUNICATIONS PLC


                                    By:  /s/ Itzhak Fisher
                                         -----------------
                                         Name:
                                         Title:

                                    RSL COMMUNICATIONS, LTD.


                                    By:  /s/ Itzhak Fisher
                                         -----------------
                                         Name:
                                         Title:

                                                                       EXHIBIT A
                                                                      TO SECURED
                                                                      PROMISSORY
                                                                            NOTE

                       STOCK PLEDGE AND SECURITY AGREEMENT

      STOCK PLEDGE AND SECURITY AGREEMENT (this "Agreement"), dated as of September 9, 1996, by and between RSL COMMUNICATIONS PLC, a United Kingdom corporation (the "Debtor") with offices at 767 Fifth Avenue, Suite 4300, New York, New York 10153, RICHARD P. REBETTI, JR. (the "Secured Party") having an address at 51 Midland Road, Roslyn, New York 11577, and FLETCHER, HEALD & HILDRETH, P.L.C. ("Security Agent") with offices at 1300 North 17th Street, 11th Floor, Rosslyn, Virginia 22209.

                              W I T N E S S E T H:

      WHEREAS, the Secured Party and the Debtor have entered into a stock purchase agreement (the "Purchase Agreement"), dated as of September 9, 1996, pursuant to which the Secured Party agreed to sell to the Debtor and the Debtor agreed to purchase from the Secured Party 11,510 shares of the common stock of International Telecommunications Group, Ltd. ("ITG") owned by the Secured Party;

      WHEREAS, as provided in the Purchase Agreement, the Debtor will issue a Secured Promissory Note or Notes (collectively, the "Note") in the amount of $828,720 to the Secured Party;

      WHEREAS, the Debtor has agreed to execute this instrument as security for its performance and payment under the Note.


      NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereto, intending to be legally bound, do hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

            As used in this Agreement, the following terms shall have the following meanings:

            "Event of Default" shall mean the occurrence or existence of any Event of Default under the Note.

            "Obligations" shall mean all now existing and hereafter arising indebtedness, obligations and/or liabilities of the Debtor to the Secured Party under the Note, including all principal amount thereof and interest thereon, this Agreement or the Purchase Agreement.

            "Shares" shall mean 8,632.50 shares of the common stock of International Telecommunications Group, Ltd., par value $0.01 per share constituting the portion of shares deemed to be purchased by Debtor from Secured Party by Notes pursuant to the Purchase Agreement, together with all certificates, options, rights, dividends, cash or other distributions issued as an addition to, in substitution or exchange for, or on account of, any such Shares and any and all documents and agreements pertaining thereto, and all proceeds of any of the foregoing.

                                    ARTICLE 2
                               SECURITY AND PLEDGE

            2.1 As security for the prompt and full satisfaction of all terms, conditions, covenants, recitals, stipulations and agreements contained in the Obligations, Debtor hereby pledges and assigns the Shares to Secured Party and grants Secured Party a security interest therein. Upon an Event of Default, Secured Party is entitled to the use and possession of the Shares to the full extent necessary to protect its lien hereunder.

            2.2 Debtor shall deliver, upon the execution of this Agreement, certificate(s) representing 8,632.50 Shares endorsed in blank or with appropriate stock powers duly executed in blank, to be held by Fletcher, Heald & Hildreth, P.L.C., 1300 North 17th Street, 11th Floor, Rosslyn, VA 22209,
Attention: Eric Fishman, Esq., as Security Agent, subject to the terms hereof.

            2.3 Simultaneously with the delivery of the Shares pursuant to this Agreement, Debtor shall record the pledge of the Shares to Secured Party on ITG's corporate records and provide Secured Party with evidence of the same.

            2.4 Upon any Event of Default, Secured Party shall receive in connection with any of the Shares, any:

                  (a) stock certificate, including, but without limitation, any certificate representing a stock dividend or in connection with any increase or reduction of capital, reclassification, merger, consolidation, or sale of assets, combination of shares or stock splits;

                  (b) option, warrant, or right, whether as an addition to or in substitution or in exchange for any of the Shares, or otherwise; and

                  (c) dividend or distribution payable in property (i.e., other than cash), including securities issued by any party other than ITG and received by the Debtor prior to an Event of Default; then, and in such event, the Debtor shall accept the same as the Secured Party's agent, in trust for the Secured Party, and shall deliver them forthwith to the Security Agent in the exact form received with, as applicable, its endorsements when necessary, or appropriate stock powers duly executed in blank, to be held by the Security Agent, subject to the terms hereof, as part of the Shares.

            2.5 Unless an Event of Default shall have occurred, the Debtor shall be entitled to vote the Shares.

            2.6 Any and all cash dividends and other distributions by ITG to the Debtor on the Shares shall be delivered to the Secured Party as additional security hereunder, or applied toward the satisfaction of the Obligations, at the Secured Party's sole option.

            2.7 At each Installment Date (as defined in the Note) at which principal and interest is timely paid to the Secured Party pursuant to the terms of the Note and as to which Debtor has notified the Security Agent and the Secured Party, one-third of the Shares shall be released from the pledge hereunder and shall then be released from any restrictions on transfer contained in the Note and shall be promptly delivered to Debtor by the Security Agent.

                                    ARTICLE 3
                           PROXY AND EVENTS OF DEFAULT

            3.1 Proxy. The Debtor shall, concurrently with the execution hereof (and upon its subsequent acquisition of any additional Shares), execute and deliver to Secured Party a proxy in the form of Exhibit A hereto designating the Secured Party as its proxy and attorney-in-fact with full authority to vote all of the Shares of the Debtor at any annual or special meeting of the Stockholders of ITG in accordance with the terms of said Proxy upon occurrence of an Event of Default.

            3.2 The term "Event of Default", as used in this Agreement, shall mean the occurrence or happening, at any time and from time to time, of any one or more of the following:

                  (a) An Event of Default shall occur and be continuing under the Note or this Agreement; or

                  (b) Nonperformance by the Debtor of any of the terms or conditions of the Purchase Agreement, Note or this Agreement.

                                    ARTICLE 4
                               RIGHTS AND REMEDIES

            4.1 Acceleration of Obligations. Upon the occurrence of an Event of Default, all or any portion of the Obligations shall, at the option of the Secured Party and without notice, demand or legal process, become immediately due and payable.

            4.2 Rights Under Uniform Commercial Code. In addition to all of its other rights and remedies under this Agreement, the Note and any other agreement with the Debtor, the Secured Party shall have all of the rights and remedies of a secured party under the U.C.C. of the State of New York and of any state in which Shares are located from time to time and shall comply with all procedures thereunder for disposition and sale of the Shares.

            4.3 Disposition of Shares. (a) Upon the occurrence of an Event of Default, the Secured Party shall have the right to require the Security Agent to sell or otherwise dispose of all or any of the Shares. Such sales may be adjourned and continued from time to time, with or without notice. The Security Agent shall have the right to conduct such sales. To enable the Security Agent to effect any such sale, assignment and/or transfer and to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, the Debtor hereby makes, constitutes and appoints the Security Agent as its true and lawful attorney, in its name, place and stead, and for its account and risk, to make, execute and deliver any and all assignments or other instruments which the Security Agent may deem necessary or proper to effectuate the authority hereby conferred by signing the Debtor's name only or by signing the same as its attorney-in-fact, as may be deemed by the Security Agent to be necessary or proper in connection with any sale, assignment or transfer of all or any part of the Shares. The foregoing power of attorney is coupled with an interest and shall be a continuing one and irrevocable so long as any portion of the Obligations remains unpaid in whole or in part.

            (b) The Secured Party may purchase all or any part of the Shares at public sale or, if permitted by law, private sale, subject to appropriate U.C.C. rules, and in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. Except as otherwise provided by law, the proceeds realized from the sale of any of the Shares may be applied by the Secured Party first to the reasonable costs, expenses and attorneys' fees and expenses incurred by the Secured Party for collection and for sale and delivery of the Shares, and then to any of the Obligations in such order and manner as the Secured Party, in its sole discretion, deems advisable. If any deficiency shall arise, the Debtor shall remain liable to the Secured Party therefor.

            4.4 The proceeds of any such disposition or other action by the Secured Party shall be applied as follows:

                  (a) first, to the costs and expenses incurred in connection therewith or incidental thereto or to the care or safekeeping of any of the Shares or in any way relating to the rights of the Secured Party hereunder, including reasonable attorneys' fees and legal expenses;

                  (b) second, to the satisfaction of the Obligations;

                  (c) third, to the payment of any other amounts required by applicable law; and

                  (d) fourth, to the Debtor to the extent of any surplus proceeds.

            4.5 Remedies Cumulative. All rights and remedies of the Secured Party arising under this Agreement, the Note or any other agreement with the Debtor or by operation of law shall be cumulative and non-exclusive, to the fullest extent permitted by law.

            4.6 No Forfeiture. The Secured Party may at its sole option incur reasonable expenses including attorneys' fees to protect his interest in the Shares and the Debtor shall immediately reimburse the Secured Party for any such fees and expenses.

            4.7 Share Owner Rights. Upon the occurrence of an Event of Default, immediately and without further notice, the Secured Party or its nominee shall have, with respect to the Shares, all corporate rights, privileges, options or other rights pertaining thereto as if it were the absolute owner thereof, including, without limitation, the right to vote the Shares at any annual or special meeting of the Stockholders of ITG and to give consents, waivers and ratifications with respect thereto, to sell, redeem or exchange any or all of the Shares upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, or upon the exercise by such issuer of any right, pledge, or option pertaining to any of the

Shares, and, in connection therewith, to deliver any of the Shares to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it. The Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

                                    ARTICLE 3
                   REPRESENTATIONS AND WARRANTIES OF DEBTOR

            5.1 Power and Authority. Debtor has, and has duly exercised, all requisite corporate power and authority to enter into this Agreement, to pledge the Shares for the purposes described in Article 2 hereof, to grant the proxy for the voting of the Shares as provided in Article 3 hereof and otherwise to carry out the transactions contemplated by this Agreement.

            5.2 Owner of Shares. Debtor is the legal and beneficial owner of the Shares.

            5.3 Valid and Perfected Security Interest. The pledge of the Shares pursuant to this Agreement creates a valid security interest in the Shares as security for the prompt and full satisfaction of all terms, conditions, covenants, recitals, stipulations and agreements contained in the Obligations and the Secured Party shall, upon delivery of the Shares to the Security Agent, as agent for the Secured Party, have a perfected first priority security interest in the Shares.

            5.4 No Authorization, Consent. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either: (i) for the pledge by the Debtor of the Shares pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Debtor; or (ii) for the exercise by the Secured Party of the voting or other rights provided for in this Agreement or the remedies in respect of the Shares pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

            5.5 Valid and Binding Agreement. This Agreement constitutes a valid and binding obligation of the Debtor and is enforceable in accordance with its terms.

            5.6 The Shares. The Shares, except for the lien granted hereunder to the Secured Party, are owned by the Debtor free of any pledge, mortgage, hypothecation, lien, charge, encumbrance or security interest in such shares or the proceeds thereof.

                                    ARTICLE 6
                THE SECURED PARTY'S EXPENSES AND ATTORNEYS' FEES

            6.1 The Debtor's Liability for the Secured Party's Expenses. The Debtor shall be liable to the Secured Party for any and all reasonable sums, costs and expenses which the Secured Party may pay or incur pursuant to the provisions of this Agreement or the Note or in defending, protecting or enforcing the security interest granted herein or in enforcing payment of the Obligations or otherwise in connection with the provisions hereof.

                                    ARTICLE 7
                                 SECURITY AGENT

            7.1 Duties, Reliance. The Security Agent shall have no duties or obligations other than those expressly imposed on it herein. In the event that any of the terms and provisions of any other agreement (excluding any amendment to this Agreement) between or among any of the parties hereto conflict, or are inconsistent, with any of the terms or provisions of this Agreement, the terms and provisions of this Agreement shall govern and control in all respects. The Security Agent may rely upon any paper or other document which may be submitted to it in connection with its duties hereunder and which it believes to be genuine and to have been signed or presented by the proper party or parties and shall have no liability or responsibility with respect to the form, execution or validity thereof. The Security Agent shall not be liable for any act which it may do or omit to do, except in the case of its own bad faith or gross negligence.

            7.2 Resignation. The Security Agent may resign as security agent at any time upon ten days' notice to the other parties hereto. In the case of the Security Agent's resignation, its only duty shall be to hold the Shares for a period of 15 days after the effective date of such resignation, at which time
(a) if a successor security agent shall have been appointed and written notice thereof (including the name and address of such successor security agent) shall have been given to the resigning Security Agent by the other parties hereto and such successor security agent, then the resigning Security Agent shall deliver to the successor security agent the Shares or (b) if the resigning Security Agent shall not have received written notice signed by the other parties hereto and a successor security agent, then the resigning Security Agent shall promptly deliver the Shares to a successor security agent selected by the Security Agent in its reasonable discretion exercised in good faith; whereupon, in either case, the Security Agent shall be relieved of all further obligations and released from all liability under this Agreement. Without limiting the provisions of this Section 7.2, the resigning Security Agent shall be entitled to be reimbursed by the other parties hereto for any expenses incurred in connection with its resignation or transfer of the Shares to a successor security agent.

            7.3 Indemnification. The Debtor and the Secured Party agree, jointly and severally, to defend, indemnify and hold harmless the Security Agent from and against any and all taxes, expenses (including without limitation, reasonable attorneys' fees), assessments, liabilities, claims, damages, actions, suits, proceedings or other charges incurred by or assessed against the Security Agent in the performance of the Security Agent's duties hereunder, except as a result of the Security Agent's own bad faith or gross negligence. The Security Agent will send notice to each of the Secured Party and the Debtor within a reasonable time after any issue of indemnification arises. The agreement in this paragraph shall survive any termination of the Security Agent's duties hereunder.

            7.4 Arbitration. Any dispute between the parties with respect to this Agreement or any of the terms included therein and including the validity, interpretation, breach, and remedies for breach, and the enforcement of this Agreement, shall be resolved by an arbitrator in accordance with the following provisions. The arbitration shall be before a single arbitrator (the "Arbitrator") appointed upon the mutual agreement of the parties; provided, however, that in the event the parties cannot reach such agreement, each of the parties shall appoint an arbitrator and such arbitrators shall select the Arbitrator. The Arbitrator will be bound by the substantive law of the State of New York but will not be bound by the laws of evidence and procedure customary in courts of law. The arbitration shall take place in New York. The execution of this Agreement shall constitute an execution of an arbitration agreement as well.

                                    ARTICLE 8
                                  MISCELLANEOUS

            8.1 Waivers. Any failure or delay by the Secured Party to require strict performance by the Debtor of any of the provisions, warranties, terms or conditions contained herein or in the Note shall not affect the Secured Party's right to demand strict compliance therewith and performance thereof, and any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto, and whether of the same or of a different type. None of the warranties, conditions, provisions and terms contained herein or in any other agreement, document or instrument shall be deemed to have been waived by any act or knowledge of the Secured Party, its agents, officers, stockholders or employees, but only by an instrument in writing, signed by an officer of the Secured Party and directed to the Debtor, specifying such waiver.

            8.2 Notices.

                  (i) Any and all notices or other communications provided for herein shall be in writing and hand delivered against receipted copy; mailed by registered or certified mail, postage prepaid, return receipt requested; telecopied (with hard copy sent by United States mail within one (1) business day after the facsimile notice is transmitted); or delivered by Fed Ex or other similar overnight courier, to the following addresses:

                        (a) Any Notice to the Debtor shall be addressed to such party at its address hereinabove set forth,

                              with a copy to:

                              Rosenman & Colin LLP
                              575 Madison Avenue,
                              New York, New York 10022,

                              Attention:  Robert L. Kohl, Esq.

                        (b) Any Notice to the Secured Party shall be addressed to such party at its address hereinabove set forth,

                              with a copy to:

                              Galland, Kharasch, Morse & Garfinkle, P.C.
                              Canal Square
                              1054 Thirty-First Street, N.W.
                              Washington, DC  20007-4492

                              Attention: Joseph B. Hoffman, Esq.

                        (c) Any Notice to the Security Agent shall be addressed to such party at its address hereinabove set forth.

                  (ii) or to such other place as the parties may designate in writing. If mailed as aforesaid, notice shall be deemed given three (3) business days after being deposited in the United States mail; if hand delivered or telecopied, notice shall be deemed given when delivered or telecopied on a business day and such hand delivery or telecopy is received before 5:00 p.m. by the addressee thereof; otherwise, such notice by hand delivery or telecopy shall be deemed given on the next succeeding business day; and if sent by overnight courier, notice shall be deemed given on the next business day after being deposited with the overnight courier service.

            8.3 Severability. Wherever possible, each provision of this Agreement shall be interpreted in a manner so as to be effective and valid under applicable law. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such provision and the remaining provisions of this Agreement shall remain unaffected and in full force and effect.

            8.4 Successors and Assigns. This Agreement shall be binding upon and for the benefit of the parties hereto and their respective legal representatives, successors and assigns.

            8.5 Further Assurance. The Debtor shall provide the Secured Party with all such documentation and do any such act in order to perfect the Secured Party's security interest in the Shares.

            8.6 Modifications. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Debtor and the Secured Party.

            8.7 Governing Law. The validity, interpretation and effect of this Agreement shall be governed by the laws of the State of New York applicable to contracts entered into and to be performed entirely within such state.

            8.8 Articles and Section Titles. The titles of articles and sections contained in this Agreement are merely for convenience and shall be without substantive meaning or content.

            8.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered an original but all of which shall constitute one and the same Agreement.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of September 9, 1996.


                                    RSL COMMUNICATIONS PLC


                                    By____________________________________
                                      Name:
                                      Title:


                                    ______________________________________
                                    RICHARD P. REBETTI, JR.

                                    FLETCHER, HEALD & HILDRETH, P.L.C.


                                    By:___________________________________
                                               As Security Agent

                                    EXHIBIT A

                 INTERNATIONAL TELECOMMUNICATIONS GROUP, LTD.
                                IRREVOCABLE PROXY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint RICHARD P. REBETTI, JR. ("Rebetti"), with full power of substitution, as the undersigned's attorney-in-fact and proxy and in the undersigned's name, place and stead, to vote at any regular, annual, or special meeting of the stockholders of INTERNATIONAL TELECOMMUNICATIONS GROUP, LTD., a Delaware corporation (the "Company"), held during the term of that certain Stock Pledge and Security Agreement (the "Agreement") dated the 9th day of September, 1996, between the undersigned and Rebetti, that number of shares of common stock of the Company as set forth opposite the undersigned's name below, with all the powers the undersigned would possess if personally present at such meeting.

      This Proxy shall be effective only upon the occurrence of an Event of Default as defined in the Agreement.

      The undersigned hereby states and acknowledges that this Proxy is coupled with an interest, and was granted for the consideration stated in the Agreement and cannot be lawfully revoked or limited in any respect whatsoever (including the death, bankruptcy or adjudication of incompetency or insanity of either of the undersigned), except as provided in the Agreement. This Proxy shall be binding upon any transferee or assignee of any stock of the Company standing in the name of the undersigned at any time prior to the expiration date of this Proxy and constituting "Shares" as defined in the Agreement; and the sale, assignment, pledge, transfer or other disposition of such stock standing in the name of the undersigned shall not revoke or in any way limit the authority herein granted to said attorney and proxy, except as otherwise expressly provided in the Agreement.

      The undersigned hereby revokes all proxies heretofore granted by it with respect to any and all Shares (as defined in the Agreement) owned by it.

      The undersigned hereby ratifies and confirms all that said attorney and proxy or its substitute or substitutes may lawfully do or cause to be done by virtue hereof and in accordance with the provisions of the Agreement.

      By accepting and acting under this Proxy, the said proxy agrees to be bound by and to perform all the provisions of the

Agreement with respect to the performance of his functions and duties as proxy hereunder.

Dated: 9th day of September, 1996


No. of Shares: 8,632.50 or such lesser amount as is provided in accordance with Section 2.7 of the Agreement.


                                    RSL COMMUNICATIONS PLC


                                    By:_____________________________
                                           Name:
                                           Title: